EXHIBIT 23.2

                    Consent of Independent Public Accountants


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                                 Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated October 11, 1996 included in Delta and Pine Land Company's Form 10-K for the year ended August 31, 1996, and to all references to our Firm included in this registration statement.

                                                    /s/  Arthur Andersen LLP

Memphis, Tennessee,
February 3, 1997